SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2013

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2013, priceline.com Incorporated (the "Company") announced the promotion of Darren Huston, age 47, to President and Chief Executive Officer. The promotion will split the roles of Chief Executive Officer and Chairman, and Jeffery H. Boyd, who has been President and Chief Executive Officer since 2002, will remain as Chairman of the Company’s Board of Directors. Mr. Huston will join the Company’s Board of Directors. Mr. Huston’s promotion and appointment to the Board of Directors and Mr. Boyd’s resignation as an employee of the Company are effective January 1, 2014. A copy of the Company’s press release announcing the foregoing is filed herewith as Exhibit 99.1 and incorporated herein by reference.

In connection with Mr. Boyd’s resignation as an employee and officer of the Company, the Company and Mr. Boyd entered into a transition agreement on November 7, 2013. The transition agreement provides, among other things, that beginning on January 1, 2014 (i) Mr. Boyd will be entitled to compensation for his service on the Company’s Board of Directors as a non-employee director, and (ii) in addition to the compensation referred to in clause (i), on an annual basis for service as Chairman of the Board Mr. Boyd will also receive $25,000 in cash and a restricted stock unit award with a grant date fair value of $100,000 (which will vest after one year of service). In addition, the transition agreement confirms that while serving as a director, Mr. Boyd will continue to vest in any outstanding equity awards in accordance with their terms and that Mr. Boyd will be eligible to receive a bonus for the 2013 calendar year, which will be determined in a manner consistent with past practice and without regard for the termination of his employment. The foregoing description of the transition agreement is qualified in its entirety by the terms of the agreement itself, a copy of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Mr. Huston currently serves as Chief Executive Officer of the Company’s Booking.com business and as a member of the Company’s Group Management Board (a board of Company executives that meets periodically to oversee and coordinate the performance and strategy of the Company’s group of companies and brands on a worldwide basis), positions he will continue to hold. Prior to joining the Company in 2011, Mr. Huston previously served as the Corporate Vice President, Consumer & Online for Microsoft Corporation, a position he held since 2008. From 2005 to 2008, he served as President and Chief Executive Officer of Microsoft Japan, and, prior to that, he was a Senior Vice President at Starbucks Corporation, responsible for acquisitions and new product development. Mr. Huston has served on the board of directors of DeVry, Inc., a global provider of educational services, since November 2009 and is currently a member of its Finance/Audit Committee. A copy of the Company’s press release announcing Mr. Huston’s promotion is filed herewith as Exhibit 99.1 and incorporated herein by reference.

In connection with Mr. Huston’s appointment as a director, the Company’s Board of Directors has, effective January 1, 2014, expanded the size of the Board to ten members. Mr. Huston will not receive any compensation for his service as a director.

Further, on November 7, 2013, the Company and Mr. Huston entered into an Amended and Restated Employment Agreement (the "Employment Agreement") that sets forth the terms of Mr. Huston’s promotion. The Employment Agreement provides, among other things, that (i) Mr. Huston will be granted a restricted stock unit award on November 12, 2013 for a number of shares with a grant date fair value (as determined under the Company’s 1999 Omnibus Plan and its standard grant practices) of $6,000,000 (the "RSU Award"); (ii) Mr. Huston’s base salary will be increased to $750,000 per year (payable in Euros so long as Mr. Huston is based in The Netherlands and subject to annual foreign exchange rate adjustments); (iii) Mr. Huston will be granted a performance share unit award on the Company’s quarterly grant date during the first quarter of 2014 for a number of shares with a grant date fair value (as determined under the Company’s 1999 Omnibus Plan and its standard grant practices) of $14,000,000 (the "PSU Award"); and (iv) in the event his employment as the Company’s Chief Executive Officer is terminated by the Company without Cause or by Mr. Huston for Good Reason (each, as defined in the Employment Agreement), Mr. Huston will be entitled to severance payments equal to two times his base salary and target bonus (three times if the termination occurs within three years of a Change in Control (as defined in the Employment Agreement) or in anticipation of a Change in Control in certain circumstances), a pro rata portion of any target bonus for the year in which the termination occurs and certain other severance benefits. The RSU Award will vest upon completion of three years of service from the date of grant, and is subject to the Company’s standard pro rata vesting upon certain terminations of employment following a change in control. The specific terms of the PSU Award have not yet been determined, but are expected to be substantially similar to prior PSU awards granted by the Company to Group executives. The foregoing description of the Employment Agreement is qualified in its entirety by the terms of the agreement itself, a copy (which includes as an exhibit a copy of the form RSU Award agreement) of which is filed herewith as Exhibit 99.3 and incorporated herein by reference.

In connection with the RSU Award agreement and the Employment Agreement, the Company and Mr. Huston have also entered into an Amended and Restated Non-Competition and Non-Solicitation Agreement, a copy of which is filed herewith as Exhibit 99.4 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit    Description

99.1	Press release.

99.2	Transition Agreement dated November 7, 2013 by and between the Company and Jeffery H. Boyd.

99.3	Amended and Restated Employment Agreement dated November 7, 2013 by and between the Company, Booking.com Holding B.V. and Darren Huston.

99.4	Amended and Restated Non-Competition and Non-Solicitation Agreement dated November 7, 2013 by and between the Company and Darren Huston.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel
 Date:  November 8, 2013

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press release.

99.2	Transition Agreement dated November 7, 2013 by and between the Company and Jeffery H. Boyd.

99.3	Amended and Restated Employment Agreement dated November 7, 2013 by and between the Company, Booking.com Holding B.V. and Darren Huston.

99.4	Amended and Restated Non-Competition and Non-Solicitation Agreement dated November 7, 2013 by and between the Company and Darren Huston.